Commitment	6 Months Ended
Jun. 30, 2012
Commitment
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(9) Commitment

In February 2011, the Company entered into a one-year lease, with five options to renew for one year periods, for approximately 13,800 square feet of rentable space inside a larger building located at 79 Walton Street, Attleboro, Massachusetts. Monthly rent, which includes utilities, is $6,900. In February 2012, the Company exercised the first of the five one year renewal options.

As of June 30, 2012, production equipment included $293 thousand of construction in progress, and the Company had outstanding commitments to purchase $238 thousand of production equipment. The Company intends to finance production equipment in construction in progress and outstanding commitments under the lease agreement with a combination of accessing the Lease Line, cash balances and the borrowings under the LOC.